UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2012

KEDEM PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54455	98-0633727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8755 Ash Street, Suite 1
Vancouver, British Columbia, Canada V6P 6T3
(Address of principal executive offices) (Zip Code)

(604) 324-4844
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2012, Kedem Pharmaceuticals Inc. (the “Company”) received the resignation of Dr. David Filer as a director of the Company, effective immediately.  Dr. Filer’s resignation did not result from any disagreement with the Company regarding its operations, policies, practices or otherwise.

As a result of Dr. Filer’s resignation, the Company’s Board of Directors and audit committee were each reduced from three to two members.  Those persons are Dr. Hassan Salari and Christian Bezy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2012	KEDEM PHARMACEUTICALS INC.

	By:	/s/ Hassan Salari
Hassan Salari
President, Chief Executive Officer, Secretary, Treasurer, Director